STATEMENT OF INVESTMENTS
BNY Mellon Appreciation Fund, Inc.

September 30, 2022 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.4%
Banks - 1.9%
JPMorgan Chase & Co.	336,260		35,139,170
Capital Goods - 1.2%
Otis Worldwide Corp.	96,040		6,127,352
Raytheon Technologies Corp.	185,775		15,207,542
			21,334,894
Commercial & Professional Services - .5%
Verisk Analytics Inc.	57,710		9,841,286
Consumer Durables & Apparel - 3.6%
Hermes International	8,900		10,460,679
LVMH SE	67,325		39,575,990
NIKE Inc., Cl. B	196,300		16,316,456
			66,353,125
Consumer Services - 3.3%
Marriott International Inc., Cl. A	203,025		28,451,923
McDonald's Corp.	138,170		31,881,346
			60,333,269
Diversified Financials - 8.3%
Berkshire Hathaway Inc., Cl. A	104	[a]	42,272,880
BlackRock Inc.	69,225		38,093,133
Intercontinental Exchange Inc.	340,245		30,741,136
S&P Global Inc.	139,762		42,676,327
			153,783,476
Energy - 9.9%
Chevron Corp.	565,620		81,262,625
Exxon Mobil Corp.	427,250		37,303,197
Hess Corp.	591,675		64,486,658
			183,052,480
Food, Beverage & Tobacco - 8.1%
Altria Group Inc.	303,915		12,272,088
Nestle SA, ADR	272,480		29,321,573
PepsiCo Inc.	205,060		33,478,096
Philip Morris International Inc.	432,415		35,894,769
The Coca-Cola Company	672,810		37,690,816
			148,657,342
Health Care Equipment & Services - 6.8%
Abbott Laboratories	371,290		35,926,020
Intuitive Surgical Inc.	96,045	[a]	18,002,675
UnitedHealth Group Inc.	142,980		72,210,619
			126,139,314

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.4% (continued)
Household & Personal Products - 2.6%
The Estee Lauder Companies Inc., Cl. A	221,170		47,750,603
Insurance - 1.3%
The Progressive Corp.	202,005		23,475,001
Materials - 3.8%
Air Products & Chemicals Inc.	214,815		49,993,895
The Sherwin-Williams Company	94,825		19,415,419
			69,409,314
Media & Entertainment - 7.1%
Alphabet Inc., Cl. C	614,465	[a]	59,080,810
Comcast Corp., Cl. A	814,315		23,883,859
Meta Platforms Inc., Cl. A	294,930	[a]	40,016,102
The Walt Disney Company	95,095	[a]	8,970,311
			131,951,082
Pharmaceuticals Biotechnology & Life Sciences - 3.9%
Johnson & Johnson	120,515		19,687,330
Novo Nordisk A/S, ADR	486,490		48,468,999
Roche Holding AG, ADR	92,925	[b]	3,774,614
			71,930,943
Retailing - 4.3%
Amazon.com Inc.	707,125	[a]	79,905,125
Semiconductors & Semiconductor Equipment - 5.2%
ASML Holding NV	90,215		37,470,800
Texas Instruments Inc.	374,250		57,926,415
			95,397,215
Software & Services - 17.3%
Adobe Inc.	80,445	[a]	22,138,464
Automatic Data Processing Inc.	59,840		13,535,210
Gartner Inc.	34,050	[a]	9,421,294
Intuit Inc.	89,015		34,477,290
Mastercard Inc., Cl. A	70,525		20,053,079
Microsoft Corp.	673,940		156,960,626
Visa Inc., Cl. A	349,385	[b]	62,068,245
			318,654,208
Technology Hardware & Equipment - 6.8%
Apple Inc.	911,935		126,029,417
Transportation - 3.5%
Canadian Pacific Railway Ltd.	539,625		36,003,780
Union Pacific Corp.	149,630		29,150,917
			65,154,697
Total Common Stocks (cost $762,187,168)			1,834,291,961

	1-Day Yield (%)
Investment Companies - .6%
Registered Investment Companies - .6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $11,042,547)	3.03	11,042,547	[c]	11,042,547
Total Investments (cost $773,229,715)		100.0%		1,845,334,508
Cash and Receivables (Net)		.0%		763,062
Net Assets		100.0%		1,846,097,570

ADR—American Depository Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At September 30, 2022, the value of the fund’s securities on loan was $65,262,159 and the value of the collateral was $67,495,089, consisting of U.S. Government & Agency securities. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS
BNY Mellon Appreciation Fund, Inc.

September 30, 2022 (Unaudited)

The following is a summary of the inputs used as of September 30, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	1,784,255,292	50,036,669	††	-	1,834,291,961
Investment Companies	11,042,547	-		-	11,042,547

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Board has designated the Adviser, as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2A-5.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded.

Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Board Members (“Board”). These securities are generally categorized within Level 2 of the fair value hierarchy.The Service’s procedures are reviewed by BNY Mellon under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of BNY Mellon Investment Adviser, Inc., the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by BNY Mellon Investment

Adviser Inc., or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

At September 30, 2022, accumulated net unrealized appreciation on investments was $1,072,104,793, consisting of $1,084,692,571 gross unrealized appreciation and $12,587,778 gross unrealized depreciation.

At September 30, 2022, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.